                                  [GRAPHIC]


                       JARDINE FLEMING INDIA FUND, INC.
                         1285 AVENUE OF THE AMERICAS
                             NEW YORK, N.Y. 10019

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MAY 9, 1996

   TO THE STOCKHOLDERS OF JARDINE FLEMING INDIA FUND, INC.:

   Notice is hereby given that the Annual Meeting (the "Meeting") of Stockholders of Jardine Fleming India Fund, Inc. (the "Company") will be held at One Liberty Plaza, 39th Floor Conference Center, New York, N.Y. 10006, on Thursday, May 9, 1996 at 11:00 a.m. for the following purposes:

       (1) to elect two Class I directors of the Company, each to hold office for a term expiring on the date of the annual meeting of stockholders in 1999 or until respective successors have been duly elected and qualified;

       (2) to consider and act upon a proposal to ratify the appointment of Price Waterhouse LLP as independent accountants of the Company for the fiscal year 1996;

       (3) to consider and act upon such other business as may properly come before the Meeting or any adjournments thereof.

   The Board of Directors have fixed February 26, 1996 as the record date for determination of stockholders entitled to notice of and to vote at the Meeting or any adjournments thereof.

                      BY ORDER OF THE BOARD OF DIRECTORS



                               Julian M.I. Reid
                                  President

March 7, 1996
                  YOUR VOTE IS IMPORTANT - Please execute and return the enclosed proxy promptly, whether or not you plan to attend the Annual Meeting of Jardine Fleming India Fund, Inc.

                               [INSERT GRAPHIC]

                       JARDINE FLEMING INDIA FUND, INC.
                         1285 AVENUE OF THE AMERICAS
                             NEW YORK, N.Y. 10019

                               PROXY STATEMENT
                                 INTRODUCTION

   This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Jardine Fleming India Fund, Inc. (the "Company") of proxies to be voted at the Annual Meeting of Stockholders (the "Meeting") of the Company to be held at One Liberty Plaza, 39th Floor Conference Center, New York, N.Y. 10006, on Thursday, May 9, 1996 at 11:00 a.m. or any adjournments thereof, for the following purposes:

  (1) to elect two Class I directors of the Company, each to hold office for the term indicated or until his respective successor has been duly elected and qualified;

  (2) to consider and act upon a proposal to ratify the appointment of Price Waterhouse LLP as independent accountants of the Company for fiscal year 1996;

  (3) to consider and act upon such other business as may properly come before the Meeting or any adjournments thereof.

   The enclosed Proxy Card and this Proxy Statement are first being sent to stockholders on or about March 7, 1996.

   The Board has selected Julian M.I. Reid, William J. Tootill and Brian S. Shlissel, and each of them, to act as proxies with full power of solicitation. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, shares represented by the proxies will be voted "FOR" all the proposals. Any proxy may be revoked at any time prior to the exercise thereof by submitting another proxy bearing a later date or by giving written notice to the Secretary of the Company at the New York address indicated above or by voting in person at the Meeting.

   The Board has fixed the close of business on February 26, 1996, as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournments thereof. At that date there were 11,307,169 shares of Common Stock, par value $0.001 per share outstanding and entitled to vote. Stockholders of the Company on that date will be entitled to one vote on each matter to be voted for each share held (and one such vote for each director to be elected), with no shares having cumulative voting rights. Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present but will not be counted as votes cast with respect to any proposal.

   The principal executive offices of the Company are located at 1285 Avenue of the Americas, New York, N.Y. 10019.

   The Company's Administrator is Mitchell Hutchins Asset Management Inc. The Administrator's principal offices are located at 1285 Avenue of the Americas, New York, N.Y. 10019.

                              PRINCIPAL HOLDERS

   As of February 26, 1996, to the best knowledge of the Company, no person beneficially owned more than five percent of its outstanding shares.

                                PROPOSAL NO. 1
                            ELECTION OF DIRECTORS

   All five current members of the Board have been elected or appointed to serve for varying terms of one to three years as indicated by Classes I, II or III, or until their respective successors have been duly elected and qualified. The terms of the Class I directors, Messrs. Julian M.I. Reid and Timothy R.H. Kimber, expire at the Meeting. Messrs. Reid and Kimber have been nominated to be elected to serve as Class I directors for a term of three years.

   It is intended that all proxies received, unless otherwise indicated, will be voted for the election of these nominees further particulars of whom are included in the table on the next page. The affirmative vote of a plurality of the shares present at the Meeting and entitled to vote is required to elect the nominees. THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE NOMINEES.

   The Board knows of no reason why either of the nominees will be unable to serve. If any nominee should become unable to serve, the proxies will be voted for the election of such person as may be designated by the Board to replace such nominee.

   There have been no purchases or sales by any director or nominee for election as director of securities of the Investment Adviser or its parents or subsidiaries of either, exceeding 1% of the outstanding securities of any class of such entities since December 1, 1994.

   No director or nominee for election as director or officer of the Company is, or was during the past five years, an officer, employee, director, general partner or shareholder of the Investment Adviser. No director or nominee for election as director or officer owns any securities or has had during the past five years, any other material direct or indirect interest in the Investment Adviser or any person controlling, controlled by, or under common control with the Investment Adviser.

   No director or nominee for election as director has had during the past five years any material direct or indirect interest in the Company's Administrator.

   No director or nominee for election as director has or has had any material direct or indirect interest in any material transactions, or in any proposed material transactions, to which the Investment Adviser, the Administrator, any parent or subsidiary of such entities or any subsidiary of such entities was or is to be a party.

   There are no material pending legal proceedings to which any director or nominee for election as director or affiliated person of any director or nominee for election as director is a party adverse to the Company or any of its affiliated persons or has a material interest adverse to the Company or any of its affiliated persons.

   The following table represents information concerning the Board, including the persons nominated by the Board for election as directors of the Company. The information includes their positions and principal occupations during the last five years. Each director or nominee who is an "interested person" within the meaning of Section 2(a)(19) of the Investment Company Act of 1940 (the "1940 Act") is indicated by an asterisk ("*") preceding his name.

   As of February 26, 1996, Julian M.I. Reid owned 1,000 shares common stock of the Company. None of the other members of the Board have any beneficial ownership in any stock of the Company.

  NAME, ADDRESS, CLASS AND AGE (1)         PRINCIPAL OCCUPATIONS OR EMPLOYMENT IN PAST FIVE YEARS
------------------------------------  --------------------------------------------------------------
*Julian M. I. Reid                    President of the Company, Director of Jardine Fleming International
 Class I, Age: 51                     Holdings Limited and Jardine Fleming Investment Management Limited
 47th Floor                           and other Jardine Fleming Group Companies and Investment Companies.
 Jardine House
 1 Connaught Place
 Hong Kong
------------------------------------  --------------------------------------------------------------
 Jean Jocelyn de Chasteauneuf (2)     Adviser to the Executive Committee of the Mauritius Commercial Bank
 Class II, Age: 58                    Limited. Director of Banque Internationale Des Mascareignes Ltee
 59B Botanical Garden Street          and of Union Commercial Bank of the Malagasy Republic.
 Curepipe
 Republic of Mauritius
------------------------------------  --------------------------------------------------------------
 Sir Satcam Boolell (2)               Former Deputy Prime Minister, Minister of External Affairs and
 Class III, Age: 75                   Emmigration, Attorney General and Minister of Justice of the Government
 4 bis Bancilaon Street               of Mauritius (1986-1990). Appointed Queen's Counsel in the United
 Port Louis                           Kingdom in January 1985. Received an Honorary Doctorate in Civil
 Republic of Mauritius                Law from the University of Mauritius in December 1986 and appointed
                                      Commandeur de la Legion d'Honneur by the Republic of France in July
                                      1990. Made a Knight Bachelor in January 1977.
------------------------------------  --------------------------------------------------------------
 Ashok V. Desai (2)                   Consultant Editor of Business Standard. Former Secretary and Chief
 Class II, Age: 60                    Consultant, Ministry of Finance, Government of India (1991-93).
 B308 Purvasha
 Mayur Vihar
 Delhi 110091
 India
------------------------------------  --------------------------------------------------------------
 Timothy R.H. Kimber (2)              Former investment management executive director of Lazard Brothers
 Class I, Age: 59                     & Co. Limited (1966-89). Chairman of Dartmoor Investment Trust Plc.,
 Newton Hall                          Exeter Preferred Capital Investment Trust Plc., Martin Currie Pacific
 Whittington, via Carnforth           Trust Plc. and Taiwan Opportunity Fund. Director of New Zealand
 Lancashire L46 2NZ                   Investment Trust Plc., Invesco Japan Discovery Trust Plc., Adam
 United Kingdom                       & Company Investment & Management Ltd., Border Asset Management
                                      Ltd., Noble Group Ltd., and The Cumberland Building Society. Deputy
                                      Treasurer of Lancaster University.
------------------------------------  --------------------------------------------------------------


   (1) Class I directors term of office expires at the Meeting with the position then becoming one for subsequent three-year terms; Class II directors term of office expires at the 1997 Annual Meeting with the position then becoming one for subsequent three-year terms; and Class III directors term of office expires at the 1998 Annual Meeting.

   (2) Denotes member of the Audit Committee of the Board. (Ashok V. Desai was appointed to the Audit Committee on February 6, 1996).

   The Board has an Audit Committee which reviews with management and the independent accountants for the Company among other things, the scope of the audit and the controls of the Company and its agents, reviews and approves in advance the type of services to be rendered by the independent accountants, recommends the selection of independent accountants for the Company to the Board, and in general considers and reports to the Board on matters regarding the Company's accounting and bookkeeping practices. The Audit Committee members are Mr. Jean Jocelyn de Chasteauneuf, Sir Satcam Boolell, Mr. Timothy Kimber and Dr. Ashok Desai. The Audit Committee met once during the fiscal year ended November 30, 1995, with all members at that time attending. Mr. Timothy Kimber was appointed to the Audit Committee on February 14, 1995, and Dr. Ashok Desai was appointed on February 6, 1996.

   During the fiscal year ended November 30, 1995, the Board met five times. Each director, with the exception of Dr. Ashok V. Desui who was appointed to the Board on October 1, 1995, has attended at least 75% of the meetings of the Board.

   In addition to Mr. Reid, the President of the Company, the following executive officers hold the following positions with the Company:

  NAME, AGE, TITLE AND PERIOD OF SERVICE       PRINCIPAL OCCUPATIONS OR EMPLOYMENT IN PAST FIVE YEARS
-----------------------------------------  -------------------------------------------------------------
 William J. Tootill                        Director of Jardine Fleming Investment Management Limited, admitted
 Age: 49                                   as a Solicitor in England and Wales and Hong Kong and formerly
 Secretary since inception of the          Secretary of Jardine Fleming Group Limited.
 Company and Treasurer since
 March 11, 1994
-----------------------------------------  -------------------------------------------------------------
 Brian S. Shlissel                         Vice President of Mitchell Hutchins Asset Management Inc. and formerly
 Age: 31                                   Assistant Vice President of SunAmerica Asset Management Corporation.
 Assistant Treasurer since
 inception of the Company
-----------------------------------------  -------------------------------------------------------------


   Each executive officer is considered an "interested person" within the meaning of Section 2(a)(19) of the 1940 Act.

   As of February 26, 1996, none of the officers of the Company had any beneficial ownership in any stock of the Company.

                    COMPENSATION OF DIRECTORS AND OFFICERS

For the Fiscal Year 1995, the directors received the following compensation from the Company:

                                             PENSION OR       ESTIMATE
                                             RETIREMENT        ANNUAL
                            AGGREGATE     BENEFITS ACCRUED    BENEFITS
     NAME OF PERSON,       COMPENSATION      AS PART OF         UPON      TOTAL COMPENSATION
        POSITION           FROM COMPANY   COMPANY EXPENSES   RETIREMENT      FROM COMPANY
-----------------------  --------------  ----------------  ------------  ------------------
1. Julian M. I. Reid,
   President and
   Director                         $0             $0              $0                 $0
2. Sir Satcam
   Boolell, Director            $8,500             $0              $0             $8,500
3. Jean Jocelyn
   de Chasteauneuf,
   Director                     $8,500             $0              $0             $8,500
4. Dr. Ashok V.
   Desai, Director                  $0             $0              $0                 $0
5. Timothy R.H. Kimber,
   Director                     $5,932             $0              $0             $5,932


   None of the officers of the Company received any compensation from the Company for the Fiscal Year 1995.

                                PROPOSAL NO. 2
             RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

   Price Waterhouse LLP has been selected as the independent accountants by the Board, including a majority of the directors who are not "interested persons" of the Company (as defined in the 1940 Act) by vote cast in person (subject to ratification by the stockholders at the Meeting), to audit the accounts of the Company for and during the period December 1, 1995 through November 30, 1996 (the "Fiscal Year 1996"). This firm has served as independent accountants of the Company since its inception. The Board does not know of any direct or indirect financial interest of Price Waterhouse LLP in the Company.

   A representative of Price Waterhouse LLP will be present at the Meeting, will have the opportunity to make a statement if he desires to do so, and will be available to answer questions.

   For the period December 1, 1994 through November 30, 1995 (the "Fiscal Year 1995"), Price Waterhouse LLP performed various professional services for the Company, including the examination of the financial statements of the Company for that year. Price Waterhouse LLP has also been engaged to assist with the preparation of the Company's corporate tax returns for the Fiscal Year 1995.

   The Audit Committee of the Board recommended the selection of Price Waterhouse LLP as independent accountants for the Fiscal Year 1996 and approved and ratified both the audit and non-audit services provided by the firm and the related fees. The Committee considered the possible effect of the non-audit services on the independence of Price Waterhouse LLP and concluded there was no effect upon their independence.

   Price Waterhouse, Mauritius, will audit and issue a report on the financial statements of the Company to be filed in Mauritius in compliance with Mauritian regulations.

   The affirmative vote of a simple majority of shares present and voting at the Meeting is required to ratify the appointment of Price Waterhouse LLP. THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE PROPOSAL TO RATIFY THE APPOINTMENT OF THIS FIRM AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR 1996.

                      DEADLINE FOR STOCKHOLDER PROPOSALS

   Stockholder proposals intended to be presented at the 1997 Annual Meeting of the Stockholders of the Company must be received by October 31, 1996, to be included in the Proxy Statement and the form of proxy relating to that meeting; the Company expects that the 1997 Annual Meeting will be held in May of 1997.

                                OTHER MATTERS

   The Board of the Company knows of no other matters to be presented for action at the Meeting other than those previously mentioned; however, if any other matters properly come before the Meeting, it is intended that the persons named in the accompanying proxy will vote on such other matters in accordance with their judgment of the best interests of the Company.

   All proxies received will be voted in favor of all the proposals, unless otherwise directed therein.

                                MISCELLANEOUS

   Proxies will be solicited by mail and may be solicited in person or by telephone or telegraph by officers of the Company or personnel of the Investment Adviser. The Company has retained Shareholder Communications Corporation to assist in the proxy solicitation. The cost of their services is estimated at $3,500 plus out-of-pocket expenses. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by the Company's officers or agents in person, by telephone or by telegraph will be borne by the Company. The Company will reimburse banks, brokers, and other persons holding the Company's shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

   In the event that sufficient votes in favor of any proposal set forth in the Notice of this Meeting are not received by May 9, 1996, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournments will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as attorneys in the enclosed proxy will vote in favor of such adjournments those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournments those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Company.

   THE COMPANY WILL FURNISH, WITHOUT CHARGE, COPIES OF THE ANNUAL REPORT TO STOCKHOLDERS UPON REQUEST. REQUESTS FOR COPIES OF SUCH REPORTS SHOULD BE DIRECTED TO:

   STATE STREET BANK & TRUST COMPANY
   P.O. BOX 8200
   BOSTON, MA 02266-8200
   800-426-5523

                                      By order of the Board of Directors



                                              Julian M. I. Reid
                                                  President

                       JARDINE FLEMING INDIA FUND, INC.

Dear Stockholder:

Please take note of the important information enclosed with this Proxy Ballot. These are issues related to the management and operation of your Company that require your attention and approval. These are discussed in detail in the attached proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on the proxy card to indicate how your shares shall be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage-paid envelope.

Your vote must be received prior to the Annual Meeting of Stockholders, May 9, 1996.

Thank you in advance for your prompt consideration of these matters.

                                    Sincerely,


                                    Jardine Fleming India Fund, Inc.

         (CONTINUED AND TO BE SIGNED AND DATED, ON THE REVERSE SIDE.)

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSALS 1 (INCLUDING ALL NOMINEES FOR DIRECTOR) AND 2.

1. Election of Directors

     FOR   [ ]       WITHHOLD AUTHORITY  [ ]       FOR ALL EXCEPT  [ ]

(INSTRUCTIONS: If you do not wish your shares voted "FOR" a particular nominee, mark the "FOR ALL EXCEPT" box and strike a line through that nominee(s)' name. Your shares shall be voted for the remaining nominee(s).)

                Mr. Julian M.I. Reid, Mr. Timothy R. H. Kimber

2. To ratify the appointment of Price Waterhouse LLP as independent accountants of the Company for the fiscal year 1996.

     FOR  [ ]  AGAINST  [ ]  ABSTAIN  [ ]

                                              Mark box at right if
                                              comments or address Change
                                              have been noted on the
                                              reverse side of this card. [ ]

                                        Note: Please be sure to sign and date
                                        this Proxy.

                                        Date                        , 1996
                                             ----------------------

                                         ---------------------------------
                                                 Co-owner sign here

                                         ---------------------------------
                                                Stockholder sign here

                                         VOTES MUST BE INDICATED (X) IN BLACK
                                                        OR BLUE INK.